Exhibit 10.1

STOCK PURCHASE AGREEMENT

                                 STOCK PURCHASE AGREEMENT, dated as of July 27, 2005, between Viewpoint Corporation, a Delaware corporation (the “COMPANY”), and Federal Partners, L.P., a Delaware limited partnership (the “PURCHASER”).

PREAMBLE

                                 The Company has duly authorized the issuance of 1,290,323 shares of the Company’s common stock, par value $.001 per share (the “COMMON STOCK”), pursuant to the provisions of this Stock Purchase Agreement.

                                 Each party hereto agrees as follows for the benefit of the other party:

ARTICLE ONE

DEFINITIONS

SECTION 1.01. DEFINITIONS.

                                 “BOARD OF DIRECTORS” means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

                                 “BOARD RESOLUTION” means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification.

                                 “BUSINESS DAY” means any day other than a Saturday, Sunday or any other day on which banking institutions in The City of New York are required or authorized by law or other governmental action to be closed.

                                 “CAPITAL STOCK” means (1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents, however designated, of corporate stock, including each class of common stock and preferred stock of such Person and (2) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                                 “CLOSING” has the meaning set forth in Section 2.02.

                                 “COMMON STOCK” has the meaning set forth in the Preamble.

                                 “COMMISSION” means the Securities and Exchange Commission, or any successor agency thereto with respect to the regulation or registration of securities.

                                 “COMPANY” means the party named as such in the Preamble until a successor replaces it pursuant to this Stock Purchase Agreement.

                                  “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

                                 “GAAP” is defined to mean generally accepted accounting principles in the United States of America as in effect from time to time, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

                                 “LIEN” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                                 “OPINION OF COUNSEL” means a written opinion from legal counsel which counsel may be counsel to or an employee of the Company.

                                 “PERSON” means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                                 “REGISTRATION RIGHTS AGREEMENT” means the Registration Rights Agreement, dated as of July 27, 2005, by and between the Company and the Purchaser, as amended from time to time.

                                  “SECURITIES ACT” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.

                                 “STOCK PURCHASE AGREEMENT” means this Stock Purchase Agreement, dated as of July 27, 2005, by and between the Company and the Purchaser, as amended from time to time.

                                 “SUBSIDIARY,” with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person, or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

                                 “WHOLLY OWNED SUBSIDIARY” of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than directors’ qualifying shares) are owned by such Person or any Wholly Owned Subsidiary of such Person.

SECTION 1.02. RULES OF CONSTRUCTION.

                                 Unless the context otherwise requires:

(1) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(2) “or” is not exclusive;

(3) words in the singular include the plural, and words in the plural include the singular;

(4) provisions apply to successive events and transactions; and

(5) “herein,” “hereof” and other words of similar import refer to this Stock Purchase Agreement as a whole and not to any particular Article, Section or other subdivision.

ARTICLE TWO

THE COMMON STOCK

SECTION 2.01. PURCHASE AND SALE OF THE COMMON STOCK.

                                 Subject to the terms and conditions of this Stock Purchase Agreement and in reliance on the representations, warranties and covenants of the parties contained herein, the Company shall issue and deliver 1,290,323 shares of Common Stock to the Purchaser, and the Purchaser shall purchase such Common Stock from the Company for the aggregate purchase price of $2,000,000, at the Closing described in Section 2.02.

SECTION 2.02. CLOSING.

                                 The closing of the transactions contemplated by Section 2.01 (the “CLOSING”) shall take place at 3:00 p.m. on the date hereof at the offices of Patterson, Belknap, Webb & Tyler LLP or at such other place as the Company and Purchaser shall mutually agree.

                                 At the Closing, the Company shall deliver to the Purchaser certificates representing the Common Stock to be purchased by the Purchaser at the Closing duly registered in the name of the Purchaser. Delivery of such certificates to the Purchaser shall be made against receipt by the Company from the Purchaser of the aggregate purchase price set forth in Section 2.01 by wire transfer of immediately available funds to an account designated by the Company in writing for such purpose.

ARTICLE THREE

REPRESENTATIONS AND WARRANTIES

SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                                 In order to induce the Purchaser to enter into this Stock Purchase Agreement and purchase the Common Stock, the Company represents and warrants to the Purchaser as follows:

(a) Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the

State of Delaware, with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted. The Company is qualified to do business and is in good standing (or has active status) in each jurisdiction in which the failure to be so qualified could have a Material Adverse Effect (as hereinafter defined). The Company has all requisite corporate power and authority to enter into this Stock Purchase Agreement and to perform its obligations hereunder, including, without limitation, the issuance and sale of the Common Stock.

(b) Due Authorization; Enforceability; No Conflicts. The Company has taken all corporate and stockholder action necessary to authorize the execution, delivery and performance by it of this Stock Purchase Agreement. Assuming the due execution and delivery of this Stock Purchase Agreement by the Purchaser, this Stock Purchase Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the enforcement of creditors’ rights generally, the availability of equitable remedies and to general equity principles. The execution, delivery and performance by the Company of this Stock Purchase Agreement and compliance by the Company with the terms hereof will not violate, conflict with or cause an event of default under the Company’s Certificate of Incorporation or the Company’s Bylaws, or any resolutions of the Company’s Board of Directors or stockholders or any agreement, instrument, judgment, order, law, rule or regulation applicable to the Company or by which the Company is bound or to which any of the Company’s properties are subject, except where such violation, conflict or event of default would not result in a material adverse effect on the Company’s business, financial condition, results of operations or properties (a “MATERIAL ADVERSE EFFECT”). The Common Stock, upon issuance in accordance with the terms of this Stock Purchase Agreement, are and will continue upon issuance to be duly authorized, validly issued, fully-paid and nonassessable and free of any Liens, claims or encumbrances and rights of first refusal.

(c) Capitalization. The authorized Capital Stock of the Company consists of (i) 5,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding, and (ii) 100,000,000 shares of Common Stock, of which 58,142,086 shares are issued and outstanding. Except as set forth on SCHEDULE 3.01(c) annexed hereto, there are no outstanding subscriptions, rights, options, warrants, conversion rights, agreements or other claims for the purchase or acquisition from the Company of any shares of its Capital Stock or obligating the Company to issue, repurchase, register or otherwise acquire, any shares of its Capital Stock or any securities convertible into, exercisable or exchangeable for, or otherwise entitling the holder to acquire, any shares of Capital Stock of the Company.

(d) Reports and Financial Statements. The Company has previously furnished the Purchaser with true and complete copies, as amended or supplemented, of the following documents, to the extent not available on the EDGAR system (i) Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Commission, (ii) proxy statements relating to all meetings of its shareholders (whether annual or special) since June 1, 2005 and (iii) all other reports or registration statements filed by the Company with the SEC since December 31, 2004 (such reports, registration statements and other filings, together with any amendments or supplements thereto, are collectively referred to as the “COMPANY COMMISSION FILINGS”). The Company Commission Filings constituted all of the documents required to be filed by the Company with the Commission since December 31, 2004. As of their respective dates, such Company’s Commission Filings (as amended or supplemented) complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and any unaudited interim financial statements of the Company included in such Company’s Commission Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, and have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto and, in the case of the quarterly financial statements, as permitted by Form 10-Q under the Exchange Act) and fairly present in all material respects the financial position of the Company at the dates thereof and the results of its operations and its cash flows for the periods then ended.

(e) Absence of Certain Changes or Events. Except as publicly disclosed or otherwise disclosed in writing or orally (provided that any oral disclosure hereunder must be made to Steve Duff) prior to the date of this Stock Purchase Agreement or as otherwise contemplated by this Stock Purchase Agreement, since, March 31, 2005, there has not been any material adverse change or material adverse development in the financial condition, results of operations, or the business or properties of the Company.

(f) Information in the Registration Statement. None of the information relating to the Company, its officers or directors, supplied by the Company for inclusion or incorporation by reference in the registration statement (the “REGISTRATION STATEMENT”) to be filed with the Commission by the Company pursuant to the Registration Rights Agreement to be entered into between the Company and the Purchaser or any amendments or supplements thereto, will, at the time it becomes effective under the Securities Act and at the effective date, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the effective date any event with respect to the Company, its officers or directors should occur which is required to be described in an amendment, or a supplement to, the Registration Statement, such event shall be so described and such description in such amendment or supplement of such information will not contain any statement which, at the time and in light of circumstances under which it is made, is false or misleading with respect to any material fact or omits to state any material fact required to be stated therein or in the Registration Statement or necessary to make the statements therein or in the Registration Statement not false or misleading.

(g) Compliance With Laws. The conduct of the business of the Company complies in all material respects with all statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. Except as set forth on SCHEDULE 3.01(g) annexed hereto, the Company has not received notice of any alleged material violation of any statute, law, regulation, ordinance, rule, judgment, order or decree from any governmental authority applicable to the Company or any of its assets or properties which has not been satisfactorily disposed of.

(h) Consents. Except as set forth on SCHEDULE 3.01(h) annexed hereto, no consent or waiver of, order or approval by, or filing with any governmental authority or other third party is required in connection with the Company’s execution, delivery and performance of this Stock Purchase Agreement.

(i) Litigation Proceedings. Except as set forth on SCHEDULE 3.01(i) annexed hereto, there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Stock Purchase Agreement and (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(j) No Default or Violation. Except as set forth on SCHEDULE 3.01(j) annexed hereto, the Company (i) is not in default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is not in violation of any order of any court, arbitrator or governmental body applicable to it, (iii) is not in violation of any statute, rule or regulation of any governmental authority to which it is subject or (iv) is not in default under or in violation of its Certificate of Incorporation, Bylaws or other organizational documents, respectively, except in each case for defaults and violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted in violation of any law, ordinance, rule or regulation of any governmental entity, except where such violations have not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. The Company is not in breach of any agreement where such breach, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(k) Private Offering. Neither the Company nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Common Stock to the Purchaser hereunder to the registration requirements of the Securities Act. The offer, sale and issuance of the Common Stock to the Purchaser will not be integrated with any other offer, sale and issuance of the Company’s securities (past, current, or future) under the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated or for purposes of any stockholder approval provision applicable to the Company or its securities. Subject to the accuracy and completeness of the representations and warranties of the Purchaser contained in Section 3.02 hereof, the offer, sale and issuance by the Company to the Purchaser of the Common Stock hereunder is exempt from the registration requirements of the Securities Act.

(l) Investment Company. The Company is not, and is not controlled by or under common control with an affiliate of an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Common Stock to the Purchaser hereunder or (ii) solicited any offer to buy or sell the Common Stock hereunder by means of any form of general solicitation or advertising.

(n) Listing and Maintenance Requirements Compliance. Except as set forth on SCHEDULE 3.01(n) annexed hereto, the Company has not in the two years preceding the date hereof received written notice from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market.

(o) Registration Rights; Rights of Participation. Except as set forth on SCHEDULE 3.01(o) annexed hereto, the Company has not granted or agreed to grant to any person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied, and no person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Stock Purchase Agreement.

SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

                                 In order to induce the Company to enter into this Stock Purchase Agreement and issue the Common Stock, the Purchaser represents and warrants to the Company as follows:

(a) Organization, Good Standing and Corporate Power. The Purchaser is a limited partnership duly formed, validly existing and in good standing under the laws of the State of its organization, with all requisite corporate power and authority to own its properties, conduct its business, enter into this Stock Purchase Agreement and perform its obligations hereunder.

(b) Due Authorization; Enforceability; No Conflicts. The Purchaser has taken all limited partnership action necessary to authorize the execution, delivery and performance by it of this Stock Purchase Agreement. Assuming the due execution and delivery of this Stock Purchase Agreement by the Company, this Stock Purchase Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the enforcement of creditors’ rights generally, the availability of equitable remedies and general equity principles. The execution, delivery and performance by the Purchaser of this Stock Purchase Agreement and compliance by the Purchaser with the terms hereof will not violate, conflict with or cause an event of default under the Purchaser’s organizational documents or any other agreement, instrument, judgment, order, law, rule or regulation by which the Purchaser is bound or to which any properties of the Purchaser are subject.

(c) Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act.

(d) Investment. The Purchaser is acquiring the Common Stock for investment for its own account and not with a present view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Common Stock has not been registered under the Securities Act or applicable state securities laws by reason of certain exemptions from the registration provisions thereof that depend upon, among other things, the truth and accuracy of the Purchaser’s representations and warranties herein; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(e) Restricted Transferability. The Purchaser acknowledges that the Common Stock are being offered and sold hereunder in a private placement that is exempt from the registration requirements of the Securities Act and that certificates for the Common Stock will bear the legend set forth in Section 3.02(f) below.

(f) Legends. The Purchaser understands that the certificates representing the Common Stock, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ADDRESSED TO THE COMPANY, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(g) The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Common Stock upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Common Stock are registered for sale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Common Stock may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Common Stock can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “RULE 144”).

(h) The Purchaser understands that except as provided in the Registration Rights Agreement: (i) the shares of Common Stock have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Common Stock to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of the Common Stock made in reliance on Rule 144 may be made in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Common Stock under circumstances in which the seller or Person through whom the sale is made may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Common Stock under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

ARTICLE FOUR

COVENANTS

SECTION 4.01. PAYMENT OF TAXES AND OTHER CLAIMS.

                                 The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon it or any of its Subsidiaries or upon the income, profits or property of it or any of its Subsidiaries and (b) all lawful claims for labor, materials and supplies which, in each case, if unpaid, would reasonably be expected, by law, to become a material liability or Lien upon the property of it or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or for which adequate reserves, to the extent required under GAAP, have been taken.

SECTION 4.02. MAINTENANCE OF PROPERTIES AND INSURANCE.

                                 (a)             The Company shall cause all material properties owned by or leased by it or any of its Subsidiaries used or useful to the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals and replacements thereof, all as in its judgment may be reasonably necessary, so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 4.02 shall prevent the Company or any of its Subsidiaries from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such properties are, in the reasonable and good faith judgment of the Board of Directors of the Company or such Subsidiary, as the case may be, no longer reasonably necessary in the conduct of their respective businesses or such disposition is otherwise permitted by this Stock Purchase Agreement.

                                 (b)             The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith judgment of the Board of Directors of the Company, are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary, in the good faith judgment of the Board of Directors of the Company, for companies similarly situated in the industry.

SECTION 4.03. COMPLIANCE WITH LAWS.

                                 The Company will comply, and will cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as are being contested in good faith and by appropriate proceedings and except for such noncompliances as would not in the aggregate reasonably be expected to have a Material Adverse Effect.

SECTION 4.04. COMMISSION REPORTS.

                                 (a)             The Company will deliver to the Purchaser promptly, but in any event no later than 5 Business Days after it files with the Commission, to the extent not available on the EDGAR system, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                                 (b)             In the event the Company is not required to furnish such reports to its stockholders pursuant to the Exchange Act, the Company (at its own expense) shall cause its consolidated financial statements, comparable to those which would have been required to appear in annual or quarterly reports, to be delivered to the Purchaser.

SECTION 4.05. SECURITIES MATTERS.

                                 The Company shall file all periodic reports required to be filed with the Commission pursuant to the Exchange Act in a timely manner and shall not terminate its status as an issuer required to file periodic reports under the Exchange Act.

                                 The Company shall promptly secure the listing of all Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are listed (subject to official notice of issuance) and shall maintain such listing. The Company shall maintain the Common Stock’s authorization for quotation on the NASDAQ National market or obtain a listing on the NASDAQ SmallCap Market, The New York Stock Exchange or the American Stock Exchange.

                                 The Company shall timely file a Form D with respect to the Common Stock as required under Regulation D and provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the date of the Closing, take such actions as shall be reasonably necessary in order to obtain an exemption for or to qualify the Common Stock for sale to the Purchaser pursuant to this Stock Purchase Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of any such action so taken to the Purchaser on or prior to the date of the Closing. The Company shall make all filings and reports relating to the offer and sale of the Common Stock required under applicable securities or “blue sky” laws of the states of the United States following the date of the Closing.

SECTION 4.06. USE OF PROCEEDS.

                                 The Company will use the proceeds from the sale of the Common Stock to pay existing indebtedness of the Company or for general corporate working capital purposes.

ARTICLE FIVE

CONDITIONS

SECTION 5.01. CONDITIONS TO THE COMPANY’S OBLIGATION.

                                 The obligation of the Company hereunder to issue and sell the Common Stock to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

(a) The Purchaser shall have delivered to the Company the Registration Rights Agreement duly executed by the Purchaser.

(b) The Purchaser shall have delivered to the Company the purchase price for the Common Stock as set forth in Section 2.01 at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(c) The Purchaser shall have delivered to the Company at the Closing the 4.95% Subordinated Note Due March 31, 2006 in the principal amount of $3,050,000.

SECTION 5.02. CONDITIONS TO THE PURCHASER’S OBLIGATION.

                                 The obligation of the Purchaser to purchase the Common Stock at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Purchaser shall have received the Registration Rights Agreement duly executed by the Company.

(b) The Purchaser shall have received certificates for shares of Common Stock to be purchased by it at the Closing.

(c) The Purchaser shall have received an Opinion of Counsel from the Company in the form and content reasonably acceptable to it.

(d) The Purchaser shall have received a certified copy of the Certificate of Incorporation of the Company, together with a Good Standing Certificate with respect to the Company issued by the Secretary of State of such state of incorporation as of a date within 30 days of the date of the Closing.

(e) The Purchaser shall have received a copy of the certificate evidencing the Company’s qualification as a foreign corporation in good standing issued by the Secretary of State of the State of New York as of a date within 30 days of the date of the Closing.

(f) The Purchaser shall have received a certificate executed by the Secretary of the Company and dated as of the date of the Closing, certifying as to (i) the resolutions as adopted by the Company’s Board of Directors in connection with the authorization of the transactions contemplated hereby, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the time of the Closing Date.

(g) The Purchaser shall have received a copy of all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Stock.

(h) The Purchaser shall have received $61,000 at the Closing in exchange for the extension of the maturity date of the 4.95% Subordinated Note in the principal amount of $3,050,000 from March 31, 2006 to March 31, 2008.

(i) The Purchaser shall have received at the Closing the Amended and Restated 4.95% Subordinated Note Due March 31, 2008 in the principal amount of $3,050,000.

(j) The Purchaser shall have received a copy of such other documents relating to the transactions contemplated by this Stock Purchase Agreement as the Purchaser or its counsel may reasonably request.

ARTICLE SIX

MISCELLANEOUS

SECTION 6.01. NOTICES.

                                 Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier, by reputable overnight delivery service, or registered mail, postage prepaid, return receipt requested, addressed as follows:

if to the Company:

Viewpoint Corporation 498 Seventh Avenue, Suite 1810 New York, New York 10018 Facsimile: (212) 201-0846 Attention: General Counsel

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP 1 Chase Manhattan Plaza New York, New York 10005 Facsimile: (212) 822-5171 Attention: Alexander M. Kaye, Esq.

if to the Purchaser:

Federal Partners, L.P. c/o Ninth Floor Corporation, its General Partner One Rockefeller Plaza, 1st Floor New York, N.Y. 10020 Attn: Stephen M. Duff, Esq., Treasurer

with a copy to:

Patterson, Belknap, Webb & Tyler LLP 1133 Avenue of the Americas New York, New York 10036

Attention: Jeffrey E. LaGueux, Esq. Facsimile: (212) 336-2222

                                 The Company and the Purchaser by written notice to each other may designate additional or different addresses for notices to such Person. Any notice or communication to the Company shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if telecopied; one (1) business day after mailing by reputable overnight courier; and five (5) calendar days after mailing if sent by registered mail, postage prepaid (except that, notwithstanding the foregoing, a notice of change of address shall not be deemed to have been given until actually received by the addressee). Notice to the Purchaser shall be deemed given when actually received by the Purchaser.

SECTION 6.02. GOVERNING LAW.

                                 THIS STOCK PURCHASE AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO AGREE TO SUBMIT TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS STOCK PURCHASE AGREEMENT.

SECTION 6.03. SUCCESSORS.

                                 All agreements of the Company in this Stock Purchase Agreement shall bind its successors.

SECTION 6.04. COUNTERPARTS.

                                 The parties may sign any number of copies of this Stock Purchase Agreement. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

SECTION 6.05. SEVERABILITY.

                                 In case any one or more of the provisions in this Stock Purchase Agreement shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

SECTION 6.06. PAYMENT OF EXPENSES.

                                 The Company shall pay or reimburse Purchaser for its reasonable out-of-pocket costs and expenses, including reasonable legal fees and disbursements, incurred in connection with the preparation, execution and delivery of this Stock Purchase Agreement up to a maximum of $30,000.

                                 The Company shall pay or reimburse the Purchaser for its reasonable out-of-pocket costs and expenses, including reasonable legal fees and disbursements, incurred in connection with any amendment, supplement, waiver or modification to this Stock Purchase Agreement and for all of its out-of-pocket costs and expenses, including reasonable legal fees, incurred in connection with the enforcement of this Stock Purchase Agreement or the Registration Rights Agreement.

SECTION 6.07. WAIVER OF DEFAULTS.

                                 Purchaser hereby confirms that the letter executed by Purchaser, dated as of January 24, 2005 with respect to the waiver of certain defaults and events of default shall remain in full force and effect.

SECTION 6.08. BOARD REPRESENTATION.

                                 The Company hereby grants to Purchaser the right to nominate one qualified individual to either fill a vacancy or newly created directorship resulting from any increase in the authorized number of directors as provided in the following sentence. In the event that no such vacancy exists as of August 10, 2005 or no director has agreed to resign by August 10, 2005, such resignation to be effective as of the date a successor is duly elected to the Board of Directors of the Company, the Company agrees to increase the number of directors on the board by one and to allow Purchaser to nominate such director. The Company shall take such actions as shall be reasonably necessary to ensure that such individual nominated by the Purchaser is elected as a director of the Company.

[SIGNATURE PAGES TO FOLLOW]

SIGNATURES

                                 IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed, all as of the date first written above.

THE COMPANY: VIEWPOINT CORPORATION By: /s/ William H. Mitchell Name: William H. Mitchell Title: Chief Financial Officer

THE PURCHASER:

FEDERAL PARTNERS, L.P., by Ninth Floor
Corporation, its General Partner

By:    /s/ Stephen M. Duff
      Name: Stephen M. Duff
      Title:   Treasurer, Ninth Floor Corporation
General Partner of Federal Partners, L.P.

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